SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2003

REPUBLIC BANCORP INC.

(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-15734 (Commission File No.)	38-2604669 (IRS Employer Identification No.)

1070 East Main Street, Owosso, Michigan 48867
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (989) 725-7337

(Former name or former address, if changed since last report)

Item 9. Regulation F-D Disclosure
SIGNATURES
EXHIBIT INDEX
RBC Capital Markets Finan. Institutions Conference

Item 9. Regulation F-D Disclosure

     On September 19, 2003, Dana M. Cluckey, Republic Bancorp’s President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer, simulcast a presentation for the RBC Capital Markets Financial Institutions Conference. A webcast of the presentation will be archived for 30 days at www.republicbancorp.com. The slide presentation is attached as Exhibit 99.1 to this Item 9.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC BANCORP INC.

Date: September 19, 2003	By:		/s/ Thomas F. Menacher

		Name:	Thomas F. Menacher
		Its:	Executive Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

EX-99.1	RBC Capital Markets Financial Institutions Conference, September 19, 2003